Principal Funds, Inc.
Conversion Plan Notice and Summary Prospectus Supplement dated September 17, 2018

This supplement updates information currently in the Summary Prospectuses for Class C shares of the Principal Funds, Inc. (“PFI”) Funds listed below. Please retain this supplement for future reference.

Blue Chip	MidCap
California Municipal	Preferred Securities
Diversified International	Principal Capital Appreciation
Diversified Real Asset	Real Estate Securities
Equity Income	Strategic Asset Management (SAM) Balanced
Global Diversified Income	Strategic Asset Management (SAM) Conservative Balanced
Global Multi-Strategy	Strategic Asset Management (SAM) Conservative Growth
Global Real Estate Securities	Strategic Asset Management (SAM) Flexible Income
Government & High Quality Bond	Strategic Asset Management (SAM) Strategic Growth
High Yield	Short-Term Income
Income	SmallCap
International Emerging Markets	Small-MidCap Dividend Income
LargeCap S&P 500 Index	Tax-Exempt Bond
LargeCap Value
On September 12, 2018, PFI’s Board of Directors approved a 10-year automatic conversion plan whereby Class C shares held for ten years after purchase will automatically convert to Class A shares of the same Fund.
While the Funds offer both Class A and Class C shares, each Fund has only one investment portfolio. That means money invested in each class is invested in the same pool of investments. Further, the share class features of each are very similar. Please consult a current prospectus for details on the differences between the Classes, including differences in expenses. As of the date of this notice, Class C shares have higher distribution services fees than Class A shares, and thus have a higher expense ratio. When the Class C shares automatically convert to Class A shares, they will no longer be subject to the higher distribution services fee. You can find the Funds' prospectuses and other information about the Funds online at www.principalfunds.com/prospectuses.
Beginning January 22, 2019, Class C shares held for ten years after purchase will automatically convert to Class A shares of the same Fund. The automatic conversion will generally occur on the 22nd day of each month or, if the 22nd day is not a business day, on the next business day (each, a “Conversion Date”). If the tenth anniversary of a purchase of Class C shares falls on a Conversion Date, a shareholder’s Class C shares will be automatically converted on that date. If the tenth anniversary occurs between Conversion Dates, a shareholder’s Class C shares will be automatically converted on the next Conversion Date after such anniversary. Automatic conversions will be on the basis of the NAV per share, without the imposition of any sales charge (including a CDSC), fee or other charge. Automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes.
Class C shares of a Fund acquired through a reinvestment of dividends and distributions will convert to Class A shares of the Fund on the Conversion Date pro rata with the converting Class C shares of that Fund that were not acquired through reinvestment of dividends and distributions.
Class C shares held through a financial intermediary in certain omnibus accounts may be converted by the financial intermediary once it is determined that the Class C shares have been held for the required period. It is the financial intermediary’s (and not the Fund’s) responsibility to maintain appropriate supporting records and to ensure that the shareholder is credited with the proper holding period, and it is the responsibility of the shareholder or their financial intermediary to determine that the shareholder is eligible for the conversion. Please consult with your financial intermediary if you have any questions.